Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF

Supplement dated May 1, 2026 to Currently Effective Prospectuses

The purpose of this supplement is to notify shareholders of revisions to Janus Henderson Short Duration Income ETF’s (the “Fund”) investment strategy, risks, and related disclosure regarding investments in one or more funds managed by Kapstream Capital Pty Limited, an affiliate of Janus Henderson Investors US LLC (the “Adviser”). In addition, the supplement provides information about an affiliated fund fee waiver agreement between the Fund and the Adviser in connection with those investments (the “Agreement”). This Agreement shall not modify the Adviser’s obligations under any currently effective waiver agreement, but instead is an additional waiver agreement.

Accordingly, effective May 1, 2026, the Fund’s prospectuses are amended as follows:

1.	Under “Fees and Expenses of the Fund” in the Fund Summary section of the Fund’s prospectuses, the following information replaces the corresponding information in its entirety:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Other Expenses	0.00%
Acquired Fund(1) Fees and Expenses	0.02%
Total Annual Fund Operating Expenses(2)	0.25%
Fee Waiver and/or Expense Reimbursement(3)(4)	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	0.23%

(1)	Acquired Fund Fees and Expenses are indirect expenses the Fund incurs from investing in other investment companies. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

(2)	Total Annual Fund Operating Expenses restated to reflect current fees, effective May 1, 2026.

(3)	The Adviser has contractually agreed to waive and/or reimburse its Management Fee to the extent that the Fund’s total annual fund operating expenses (excluding distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 0.23% at least until February 28, 2027. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

(4)	The Adviser has contractually agreed to waive and/or reimburse a portion of its Management Fee in an amount equal to the management fee it earns as an investment adviser to the affiliated Australian Listed Investment Trust (“Affiliated Australian Listed Trust”) with respect to the Fund’s investment in the Affiliated Australian Listed Trust, less certain operating expenses. The fee waiver agreement will remain in effect at least until February 28, 2028. The fee waiver agreement may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

2.	Under “Fees and Expenses of the Fund” in the Fund Summary section of the Fund’s prospectuses, the following replaces the corresponding information in its entirety:

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$78	$139	$316

3.	The following new security type, which is applicable only to the Fund, is added after the “Asset-Backed Securities” under “Strategies & Types of Securities Utilized by the Funds” in the Additional Information about the Funds section of the Fund’s prospectus:

Australian Listed Investment Trust. The Fund intends to invest in the Affiliated Australian Listed Trust, which has an investment strategy that aims to provide regular distributions in its local currency by predominately investing in two fixed income strategies. The first sleeve of the strategy focuses on gaining exposure to Australian securitized warehouse finance facilities (“warehouse financing”). Warehouse financing is a form of private debt which provides capital to lenders to “on-lend.” Warehouse financing facilities are typically one-to-three-year lending arrangements that supply capital to lenders to make loans until their “book of loans” are “termed out” into the public mortgage-backed and asset-backed securities markets. The underlying book of loans to the end debtor generally encompasses mortgage, auto, personal, professional, and other receivable and loan types. The second sleeve of the strategy invests in a diversified portfolio of predominantly investment grade global credit and fixed income securities, according to the global macroeconomic and market views of the Affiliated Australian Listed Trust’s portfolio management. This investment universe may include, but is not limited to, government and non-government bonds, notes, corporate securities, mortgage-backed and asset-backed securities, emerging market debt, convertible securities, fixed income exchange-traded funds, derivatives, including repurchase agreements, swaps, futures, foreign exchange contracts and options and enhanced cash instruments.

4.	The following new risk factor, which is applicable only to the Fund, is added after the “Asset-Backed Securities Risk” under “Risks of Investing in the Funds” in the Additional Information about the Funds section of the Fund’s prospectus:

Australian Listed Investment Trust Risk. The affiliated Australian listed investment trust (“Affiliated Australian Listed Trust”) are investment vehicles organized as trusts that issue a fixed number of shares in an initial public offering, after which the Affiliated Australian Listed Trust’s shares trade at market value on a listing exchange. The net asset value (“NAV”) of the Affiliated Australian Listed Trust fluctuates due to the valuation changes of its portfolio of securities or assets (assets denominated in foreign currencies are also subject to the exchange rate fluctuations subject to hedging strategy). However, because the Affiliated Australian Listed Trust’s shares trade at market value on its listing exchange (“Market Price”), the Market Price of such shares can be valued below the Listed Trust’s NAV (also known as a “discount”). Therefore, if there is a decline in demand for the Affiliated Australian Listed Trust’s shares, it may experience a large discount between the NAV and Market Price, and the Fund may have to accept the lower Market Price in order to liquidate its position. The Affiliated Australian Listed Trust is subject to the risks described in this prospectus with respect to investments in other investment companies and the Fund’s shareholders will indirectly bear their proportionate share of fees and expenses charged by the Affiliated Australian Listed Trust, as well as the trading cost in connection with the Fund’s purchase and sale of the Affiliated Australian Listed Trust’s shares. Furthermore, the Affiliated Australian Listed Trust will be likely treated as a passive foreign investment company, which can trigger special U.S. federal income tax consequences.

5.	Under “Management Expenses – Expense Limitation” in the Management of the Fund section of the Fund’s prospectus, the following paragraph is added as the third paragraph of the section:

In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of Janus Henderson Short Duration Income ETF’s (“VNLA”) management fee in an amount equal to the management fee payable in connection with any investment in the Affiliated Australian Listed Trust in which VNLA invests. Pursuant to this agreement, the waiver/reimbursement amount shall be equal to the amount of VNLA assets invested in the Affiliated Australian Listed Trust, multiplied by an amount equal to the current management fee of the Affiliated Australian Listed Trust, less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the Affiliated Australian Listed Trust (including, but are not limited to custody, administration, compliance, and audit fees). This contractual waiver will remain in effect for at least until February 28, 2028.

Please retain this Supplement with your records.

Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF

Supplement dated May 1, 2026

to Currently Effective Statement of Additional Information

The purpose of this supplement is to notify shareholders of revisions to Janus Henderson Short Duration Income ETF’s (the “Fund”) investment strategy, risks, and related disclosure regarding investments in one or more funds managed by Kapstream Capital Pty Limited, an affiliate of Janus Henderson Investors US LLC (the “Adviser”). In addition, the supplement provides information about an affiliated fund fee waiver agreement between the Fund and the Adviser in connection with those investments (the “Agreement”). This Agreement shall not modify the Adviser’s obligations under any currently effective waiver agreement, but instead is an additional waiver agreement.

Accordingly, effective May 1, 2026, the Fund’s statement of additional information (“SAI”) is amended as follows:

1.	Under “Expense Limitations” in the Investment Adviser section of the Fund’s SAI, the following paragraphs replace the last sentence in its entirety:

In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of the Janus Henderson Short Duration Income ETF’s management fee in an amount equal to the management fee payable in connection with any investment in an affiliated Australian listed investment trust (“Affiliated Australian Listed Trust”) in which the Janus Henderson Short Duration Income ETF (the “Fund”) invests. Pursuant to this agreement, the waiver/reimbursement amount shall be equal to the amount of the Fund’s assets invested in the Affiliated Australian Listed Trust, multiplied by an amount equal to the current management fee of the Affiliated Australian Listed Trust, less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the Affiliated Australian Listed Trust (including, but are not limited to custody, administration, compliance, and audit fees). This contractual waiver will remain in effect for at least until February 28, 2028.

Each of these fee waiver agreements may be modified or terminated prior to this date only at the discretion of the Trustees.

Please retain this Supplement with your records.